                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Hawaiian Airlines, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             HAWAIIAN AIRLINES, INC.
                        3375 KOAPAKA STREET, SUITE G-350
                             HONOLULU, HAWAII 96819

Dear Fellow Shareholder:

                  On behalf of the Board of Directors, we are pleased to invite you to the Company's 2000 Annual Meeting of Shareholders, to be held:

                        FRIDAY, JUNE 30, 2000, 10:00 A.M.
                            THE ROYAL HAWAIIAN HOTEL
                                  REGENCY ROOM
                                HONOLULU, HAWAII

                  At the meeting, we will act on the matters presented in the attached Proxy Statement and report on the Company's activities during fiscal year 1999. We will provide an opportunity for you to ask questions on matters of interest to you as a shareholder.

                  We encourage you to vote your shares. Even if you plan to attend the meeting in person, please sign and date the enclosed Proxy and return it in the prepaid envelope or follow the instructions contained on the proxy for voting by telephone. Voting by telephone or returning your executed proxy will not affect your right to attend the meeting and, if you wish to do so, to vote your shares in person.

                  If you need special assistance at the meeting because of a disability, please contact Ms. Audrey Yuh, Investor Relations, Hawaiian Airlines, Inc., P.O. Box 30008, Honolulu, Hawaii 96820.

                  Your Board of Directors and management look forward to greeting those of you who are able to attend the Annual Meeting. For additional information about the Company, please see the enclosed 1999 Annual Report. We also invite you to visit the Company's interactive website at www.hawaiianair.com.

         Thank you for your continued support and interest in the Company.

         John W. Adams                              Paul J. Casey
         Chairman of the Board                      President and
                                                      Chief Executive Officer

Honolulu, Hawaii
May 10, 2000

                             HAWAIIAN AIRLINES, INC.
                        3375 KOAPAKA STREET, SUITE G-350
                             HONOLULU, HAWAII 96819

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 30, 2000

                    ----------------------------------------


TO THE SHAREHOLDERS OF HAWAIIAN AIRLINES, INC.:

         On Friday, June 30, 2000, we will hold our 2000 Annual Meeting of Shareholders at 10:00 a.m. in the Regency Room at the Royal Hawaiian Hotel, 2259 Kalakaua Avenue, Honolulu, Hawaii. Parking in the adjoining Sheraton Waikiki facility will be validated.

         Shareholders of record at the close of business on April 24, 2000 are entitled to vote at the Annual Meeting or any adjournments or postponements of the meeting. In order to be admitted to the meeting, shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of April 24, 2000.

         At the meeting, we will

         1.       Elect eleven directors; and

         2. Conduct any other business which may properly come before the meeting.

         It is important that you vote your shares. Accordingly, please read the Proxy Statement appearing on the following pages and then complete, sign, date and return the Proxy in the enclosed prepaid envelope or follow the instructions contained on the Proxy for voting by telephone.

                                           By Order of the Board of Directors

                                           Lyn Flanigan Anzai
                                           Vice President, General Counsel
                                            and Corporate Secretary

Honolulu, Hawaii
May 10, 2000

                             HAWAIIAN AIRLINES, INC.
                             -----------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2000
                             -----------------------

                  This Proxy Statement is being first mailed to shareholders on or about May 10, 2000 in connection with the solicitation by the Board of Directors of Hawaiian Airlines, Inc., ("HAWAIIAN AIRLINES" or the "COMPANY"), of proxies to be voted at the 2000 Annual Meeting of Shareholders and at any adjournment or postponement thereof.

                  The Company will pay for the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the material used in this solicitation of Proxies. Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone without additional compensation. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners.

                  The principal executive offices of the Company are located at 3375 Koapaka Street, Suite G-350, Honolulu, Hawaii 96819.

                          VOTING RIGHTS AND PROCEDURES

VOTING SHARES

         WHO CAN VOTE?

                  All persons who are record holders of any shares of the Common Stock or any series of the Special Preferred Stock of the Company on April 24, 2000 (the "Record Date") are entitled to cast one vote per share.

         HOW MANY SHARES WERE OUTSTANDING ON THE RECORD DATE?

                  On the Record Date, 40,859,635 shares of Common Stock, four shares of Series B Special Preferred Stock and one share each of Series C, Series D and Series E Special Preferred Stock, for a total of 40,859,642 shares, were outstanding. On February 25, 2000, the Company's Board of Directors authorized repurchase of up to an aggregate of 5,000,000 shares of the Company's Common Stock. As of the Record Date, 137,700 shares of Common Stock had been repurchased and returned to authorized but unissued status.

VOTING BY PROXY

         HOW CAN I VOTE?

         If you are a shareholder holding shares in your own name as shareholder of record on the Record Date, you may vote the shares so held:

                  1. By executing and mailing (in the envelope provided) the enclosed Proxy, or by granting a written proxy to another person authorizing such person to attend the meeting and vote your shares, or

                  2. By following the instructions contained on the enclosed Proxy for voting by telephone, or

                  3.       By attending the Annual Meeting and voting in person.

                  If you are the beneficial owner of shares held of record in street name, such as in a stock brokerage account or by a bank or other nominee, you have the right to instruct the holder of record how to vote your shares.

         CAN I REVOKE MY PROXY IF MAILED?

                  Yes, you may revoke your Proxy before it is voted by:

                  1. Notifying the Corporate Secretary in writing signed by you that you revoke the Proxy;

                  2.       By submitting a later-dated proxy;

                  3. By following the instructions contained on the Proxy for revoking or changing your vote by telephone; or

                  4.       By voting in person at the Annual Meeting.

         HOW WILL PROXIES BE VOTED?

                  Proxies that are properly executed in writing or voted by telephone will be voted as instructed unless the Proxy is revoked before it is voted at the Annual Meeting. If the Proxy does not contain instructions, it will be voted FOR the nominated directors and, on other matters that properly come before the meeting, it will be voted in the discretion of the Proxy Holders.

QUORUM AND VOTING REQUIREMENTS

         WHAT IS A QUORUM FOR THE MEETING?

                  The presence in person or by proxy of holders of a majority of the shares of Common Stock and Special Preferred Stock outstanding on the Record Date, counted as a single class, constitutes a quorum. Abstentions and broker non-votes are counted in determining whether there is a quorum but are not counted as voting for or against a proposal.

         HOW MANY VOTES ARE REQUIRED TO ELECT EACH DIRECTOR?

                  Each nominee must receive the affirmative vote of a majority of the shares represented at the meeting, voting as a single class. Abstentions and broker non-votes have the effect of a vote against a nominee.

         HOW MANY VOTES ARE REQUIRED FOR OTHER MATTERS?

         Unless otherwise required by Hawaii law or by the Company's Articles of Incorporation or Bylaws, other matters voted upon at a meeting at which a quorum is present require the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter.

                             CONTROL OF THE COMPANY

                  On the Record Date, Airline Investors Partnership, L.P. ("AIP") held 44.50% of the outstanding Common Stock and all shares of the Series B Special Preferred Stock. Pursuant to the Company's Bylaws, AIP thus has the right to identify for nomination six of the eleven directors.

                  Also, the Company's Bylaws and its existing collective bargaining agreements provide that the shares of preferred stock held by each of the Company's three major unions (the AFA, the IAM and the ALPA) entitle each of them to identify for nomination one director. AIP has agreed to vote its shares in favor of the nominees identified by the unions.

                  The Bylaws further specify that one director is to be a senior management official of the Company (the "Company director") and one director is to be an "outside" director (defined as an individual who is not employed by the Company and is not affiliated with AIP, any of the Company's unions, or with AMR Corporation).

                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information, as of the Record Date, relating to the beneficial ownership of the Company's voting stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock and Special Preferred Stock. This table also lists the beneficial ownership of the Company's Common Stock, as of the Record Date, by each of the directors and nominees, by each of the Named Executive Officers (see "Executive Compensation"), and by all directors and executive officers as a group. The table includes shares not yet owned by directors and executive officers but which could be purchased by exercising options which have vested or will vest within 60 days after the Record Date.



                   NAME AND ADDRESS                          NUMBER OF SHARES(1)             PERCENT AND CLASS OF STOCK
----------------------------------------------------       -----------------------      ------------------------------------
Airline Investors Partnership, L.P.                             18,181,818(2)                  44.50% of Common Stock
AIP General Partner, Inc.                                            4(2)                100% of Series B Special Preferred
   885 Third Avenue, 34th Floor                                                           Stock (Constituting 57.1% of all
   New York, New York 10022                                                                       Preferred Stock)

John W. Adams                                                   18,237,643(2)                  44.61% of Common Stock
                                                                     4(2)                100% of Series B Special Preferred
                                                                                          Stock (Constituting 57.1% of all
                                                                                                    Preferred Stock)

Amber Arbitrage LDC                                              4,667,672(3)                  11.42% of Common Stock
   c/o Custom House Fund Management Ltd.
   31 Kildare Street, Dublin 2, Ireland

Dimensional Fund Advisors, Inc.                                  2,386,600(4)                   5.84% of Common Stock
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA  90401

Association of Flight Attendants                                      1                  100% of Series C Special Preferred
   1625 Massachusetts Avenue, N.W.                                                        Stock (Constituting 14.3% of all
   Washington, DC 20036-2212                                                                      Preferred Stock)
   Attn.: David Borer, Esq.

International Association of Machinists and                           1                  100% of Series D Special Preferred
   Aerospace Workers, Attn.: Ken Thiede                                                   Stock (Constituting 14.3% of all
   P.O. Box 3141                                                                                  Preferred Stock)
   South San Francisco, California 94083

Hawaiian Master Executive Council                                     1                  100% of Series E Special Preferred
   c/o Air Line Pilots Association                                                        Stock (Constituting 14.3% of all
   5959 West Century Boulevard, Suite 576                                                         Preferred Stock)
   Los Angeles, California 90045
   Attn.: Master Chairman, Hawaiian MEC

Paul J. Casey                                                        310,000(5)                     Common Stock*
Todd G. Cole                                                          22,000(6)                     Common Stock*
Robert G. Coo                                                         22,765(6)                     Common Stock*
Joseph P. Hoar                                                        16,000(6)                     Common Stock*
Reno F. Morella                                                        6,741(7)(8)                  Common Stock*
Arthur J. Pasmas                                                      55,650(6)                     Common Stock*
Samson Poomaihealani                                                  16,000(6)                     Common Stock*
Edward Z. Safady                                                      34,000(6)                     Common Stock*
Sharon L. Soper                                                        1,165(7)                     Common Stock*
Thomas J. Trzanowski                                                  17,000(6)(9)                  Common Stock*
John L. Garibaldi                                                    267,000(10)                    Common Stock*
John B. Happ                                                          75,000(11)                    Common Stock*
Edward W. Pinion                                                      12,500(12)                    Common Stock*
All directors, nominees and executive officers
as a group including those named above (25
persons)                                                          19,405,648                   46.42% of Common Stock

*Less than 1%

(1) Each executive officer and director has sole voting and investment power with respect to the shares listed after his or her name except for shares issued to the Hawaiian Airlines, Inc. 401(k) Savings Plan (the "SAVINGS PLAN"), the Hawaiian Airlines, Inc. 401(k) Plan for Flight Attendants (the "FLIGHT ATTENDANTS 401(k) PLAN") and the Hawaiian Airlines, Inc. Pilots' 401(k) Plan (the "PILOTS' PLAN") or as otherwise indicated in the footnotes that follow. (The Savings Plan, the Flight Attendants 401(k) Plan and the Pilots' Plan are collectively referred to as the "Plans".) Shares of the Common Stock allocated to participants' accounts in each of the Plans are voted on matters presented at shareholders meetings by the Vanguard Group, Inc. as Trustee for each of the respective Plans ("Trustee"), pursuant to written directions of the participants. Shares held by each Plan with respect to which no participant directions are received are voted according to the direction of the majority of the shares held by each of the Plans for which the Trustee receives written directions. Unallocated shares are voted by fiduciaries designated by the respective Plans.

(2) According to their Schedule 13D filing with the Securities and Exchange Commission dated January 31, 1996, Airline Investors Partnership, L.P., AIP General Partner, Inc. and John W. Adams exercise sole voting and dispositive power with respect to 18,181,818 shares of Common Stock and all four shares of Series B Special Preferred Stock. Mr. Adams is the sole shareholder of AIP General Partner, Inc. and AIP General Partner, Inc. is the general partner of Airline Investors Partnership, L.P. The shares shown as owned by Mr. Adams include options to purchase 25,000 shares of Common Stock, all of which have vested.

(3) On May 14, 1998, Amber Arbitrage LDC ("Amber") filed a Schedule 13G with the Securities and Exchange Commission in respect of ownership of an aggregate of 4,667,672 shares of Common Stock. Amber reported sole voting power and sole dispositive power with respect to all such shares. No subsequent filing has been made by Amber.

(4) On February 4, 2000, Dimensional Fund Advisors, Inc., a Delaware corporation ("Dimensional"), filed a Schedule 13G with the Securities and Exchange Commission in respect of 2,386,600 shares of Common Stock. Dimensional reported possession of both voting and investment power over said shares which are owned by investment companies and vehicles under management by Dimensional. Dimensional disclaims beneficial ownership.

(5) Includes options to purchase 300,000 shares of Common Stock that have vested or will vest within 60 days of the Record Date, but not options to purchase 150,000 shares that will not vest within 60 days after the Record Date.

(6) Includes options to purchase 16,000 shares of Common Stock, all of which have vested.

(7) Includes an investment in the Flight Attendants 401(k) Plan, the Pilots' Plan or Savings Plan using a unit value accounting method, similar to a mutual fund. To determine the equivalent number of whole shares represented by the fund units, the market value of the shareholder's balance in the Pilots' Plan, the Flight Attendants 401(k) Plan, or the Savings Plan was divided by the share price of the Company's Common Stock.

(8)  Includes 4,265 shares issued to Mr. Morella's account in the Pilots' Plan.

(9) Includes 1,000 shares beneficially owned by Mr. Trzanowski's wife. Mr. Trzanowski disclaims beneficial ownership of the shares owned by his wife.

(10) Includes options to purchase 184,000 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 116,000 shares that will not vest within 60 days after the Record Date. Also includes 2,000 shares held in a custodial account for the benefit of Mr. Garibaldi's children. Mr. Garibaldi is neither the custodian nor the beneficiary of the account and he disclaims beneficial ownership of the shares held in the account.

(11) Consists of options to purchase 75,000 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 75,000 shares that will not vest within 60 days after the Record Date.

(12) Consists of options to purchase 12,500 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 37,500 shares that will not vest within 60 days after the Record Date.

                                     ITEM 1

                              ELECTION OF DIRECTORS

                  At the Annual Meeting, eleven (11) directors are to be elected to serve until the next annual meeting or until his or her successor is elected and qualified. If a quorum is present at the Annual Meeting, the affirmative vote of the holders of record of a majority of the shares of Common Stock and Series B, C, D and E Special Preferred Stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required to elect each director nominee. Shareholders do not have the right to cumulate their votes in the election of directors. Each director nominee has consented to being named in this Proxy Statement and to serve if elected, and the Company has no reason to believe that any of those persons nominated will not be available to serve as a director. However, if such a situation should arise, the accompanying Proxy will be voted for the election of such other person as the Board of Directors may recommend.

                  The Board of Directors has responsibility for establishing broad corporate policies for the overall performance of the Company, although it is not involved in day-to-day operations. The Company keeps members of the Board informed by providing them various reports and documents at meetings of the Board of Directors and its Committees and at other times during the year. Regular meetings of the Board of Directors are held six times per year and special meetings are held when required. In 1999, the Board of Directors held seven (7) meetings and also acted by unanimous written consent. During 1999, each director attended at least 75% of the total number of meetings of the Board and Committees on which he or she served.

NOMINEES FOR ELECTION AS DIRECTORS

                  The Nominating Committee of the Board of Directors has nominated and the Board of Directors has recommended the following eleven
(11) nominees for election as directors of the Company:

                  John W. Adams, Paul J. Casey, Todd G. Cole, Robert G. Coo, Joseph P. Hoar, Reno F. Morella, Arthur J. Pasmas, Samson Poomaihealani, Edward Z. Safady, Sharon L. Soper and Thomas J. Trzanowski.

                  The nominees have been identified as nominees in accordance with the provisions of the Company's Bylaws described above under "General Information -- Control of the Company," as follows:

         AIP IDENTIFIED DIRECTORS:               Messrs. Adams, Coo, Hoar,
                                                 Pasmas, Safady and Trzanowski
         IAM IDENTIFIED DIRECTOR:                Mr. Poomaihealani
         AFA IDENTIFIED DIRECTOR:                Ms. Soper
         ALPA IDENTIFIED DIRECTOR:               Mr. Morella
         NOMINATED COMPANY DIRECTOR:             Mr. Casey
         NOMINATED OUTSIDE DIRECTOR:             Mr. Cole

                  The nominees have a wide and valuable range of judgment and experience from such diverse fields as air transportation, banking, real property development, investment banking, international strategic planning and business development and law. Certain information about the nominees follows:

         JOHN W. ADAMS, 56, has been the President since 1984 of Smith Management LLC, a private investment firm. He was a member of the Board of Directors of Harvard Industries, Inc. from October 1994 until November 1998, and was Chairman of the Board and Chief Executive Officer of Harvard Industries from February 1997 until November 1998. He served on the Board of Directors of Servico, Inc., a lodging ownership and management company, from April 1994 until August 1997, being Chairman of the Board from December 1995 until he resigned from the Board. Mr. Adams was Chairman of the Board of Directors of Regency Health Services, Inc., a health care services company, from July 1994 until October 1997. Director since 1996.

         PAUL J. CASEY, 54, has been President and Chief Executive Officer of the Company since April 14, 1997. He has also been Vice Chairman of the Executive Committee of the Company since June 29, 1998. He was the President and Chief Executive Officer of the Hawaii Visitors and Convention Bureau from 1995 until March 1997. He was Managing Director-Asia/Pacific of the Thomas Cook Group, an international travel services company, during 1994. He was Vice President-International Division of Continental Airlines from 1991 until 1994 and Vice President-Asia/Pacific of Continental Airlines from 1985 until 1991. In 1999, Mr. Casey was elected to the board of Outrigger Hotels, Inc. Director since 1997.

         TODD G. COLE, 79, spent 29 years in the airline industry, holding executive positions with Delta Airlines, Inc. and with Eastern Airlines, Inc., before joining CIT Financial Corporation in 1982. At his retirement in 1986, he held the positions of Chairman and Chief Executive Officer. He served as President and Chief Executive Officer of Frontier Airlines, Inc. [D.I.P.] from 1986 until 1990; as Vice Chairman of Eastern Airlines, Inc. [D.I.P.] from 1989 until 1991; and as Managing Director of SH&E, Inc., a consulting firm specializing in aviation matters, from 1992 until 1995. He is a Director of Kaiser Ventures, Inc.; a privately-owned certificated U.S. all-cargo air carrier; and several private companies. Director since 1994.

         ROBERT G. COO, 58, is Chief Financial Officer of LifeSignals.com, a development stage internet infrastructure company focused on the acquisition and management of physiological information from medical monitoring devices. From 1998 to 1999, he was Chief Financial Officer and Secretary of Camstar Systems, a developer of manufacturing execution system (MES) software. From 1995 to 1998, he was an independent financial consultant. He was Vice President and Chief Financial Officer of Pengo Industries, Inc., from 1990 until 1995, a director of Regency Health Services, Inc. from 1991 to 1997 and of First National Bank, San Diego from 1995 to 1997. Director since 1996.

         JOSEPH P. HOAR, 65, served in the Marine Corps for 37 years, retiring as a four-star general in 1994. His last active-duty assignment was Commander-in-Chief, U.S. Central Command. In 1994, he established a consulting firm, J.P. Hoar & Associates, that engages in international strategic planning and business development in the Middle East and Africa. He is a director of several nonprofit and privately owned corporations. Director since 1999.

         RENO F. MORELLA, 51, has been a pilot for the Company since 1978. He is currently a Captain flying DC-10 aircraft. He was Chairman of the Hawaiian Master Executive Council of ALPA from 1994 until 1998. He was the First Officer Category Representative for Council 102 of ALPA from 1993 until 1994. Director since 1996.

         ARTHUR J. PASMAS, 65, has been Vice President of Smith Management LLC since 1987. He was the founder in 1968 and served as President and Chief Executive Officer of Resources Investment Corporation, a company engaged in the business of oil and gas exploration and production, until it was acquired by Smith Management LLC in 1987. He currently manages various oil and gas investments for Smith Management LLC from offices in Houston, Texas. Director since 1998.

         SAMSON POOMAIHEALANI, 59, has been the Assistant General Chairman of the Airline Machinists District 141 of the IAM since 1987. He is a ramp serviceman for United Airlines, Inc. who has been on a leave of absence since 1987. Director since 1990.

         EDWARD Z. SAFADY, 42, was President and Chief Executive Officer of Liberty National Bank in Austin, Texas from March 1988 to October 1995. He then joined Smith Management LLC as Vice President, where he served until the acquisition of Life Savings Bank (now known as Liberty Bank, SSB) in Austin, Texas in May 1997. He currently holds the positions of Chairman of the Board, President and Chief Executive Officer of Liberty Bank, SSB. Director since 1996.

         SHARON L. SOPER, 54, has been a flight attendant for the Company since 1965. She has worked in both the inter-island and international operations. She has been President of the AFA Master Executive Council since 1987. Director since 1998.

         THOMAS J. TRZANOWSKI, 61, has served as President and Director of Pengo Realty Group, Inc., New York, New York, a private real estate holding company engaged in real estate investments, since June 1994. He has also served as President and Director of Spire Realty Group, Inc., Houston, Texas, a private property management company, since July 1989. Mr. Trzanowski also served as Treasurer of Smith Management LLC from November 1983 through December 1994 and, from September of 1996 until September of 1999 as a Director of Inland Resources, Inc., Denver, Colorado, a publicly traded oil and gas company. He currently serves as a Director of Liberty Bank, SSB, a privately owned bank in Austin, Texas. Director since 1998.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SLATE OF DIRECTOR NOMINEES SET FORTH ABOVE.

           CERTAIN MATTERS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

                  During fiscal year 1999, nonemployee directors were each paid a $12,000 retainer fee, prorated on a monthly basis. In addition to the $12,000 annual retainer fee, nonemployee directors received a fee of $1,250 for each meeting of the Board of Directors attended (decreased to $625 for telephonic attendance) and a fee of $500 for each committee meeting attended. The Company provided travel to and from Board meetings, as well as hotel accommodations, meals and ground transportation, as needed, for all directors. Mr. Adams, Mr. Casey, Mr. Morella and Ms. Soper, as employee directors, received only reimbursement for expenses incurred in attending meetings.

                  Nonemployee directors of the Company are eligible to receive stock options under the terms of the 1996 Nonemployee Director Stock Option Plan. At its discretion, the Board of Directors can grant stock options to nonemployee directors under the terms of the plan. The Board of Directors took two actions under said plan in 1999: First, on September 21, 1999, the Board of Directors granted options to purchase 16,000 shares of Common Stock to Mr. Hoar and options to purchase 8,000 shares of Common Stock to each of Mr. Pasmas and Mr. Trzanowski, at an exercise price of $2.3125 per share, which was the market price of the Common Stock on the date of grant. All such options vested on March 22, 2000 and will expire on September 21, 2009. Second, at the time said options were granted, it was noted that options to purchase 89,000 shares of Common Stock granted in 1996 to certain nonemployee directors had been issued with an expiration date three (3) years from the grant date rather than ten (10) years from the grant date as is provided in said plan. On September 21, 1999, the Board approved an amendment to said options to extend the expiration date to the ten (10) year period provided in the plan. No other amendments to said options were made.

RELATIONSHIPS AMONG DIRECTORS AND OFFICERS

                  The Directors appoint all officers annually at their first meeting after the annual meeting of shareholders. No executive officer or director nominee of the Company bears any relationship by blood, marriage or adoption to any other executive officer or director nominee, except that Mr. Coo is Mr. Adams' brother-in-law.

INDEMNIFICATION AGREEMENTS

                  At the 1995 Annual Meeting of Shareholders, the shareholders approved and authorized the Company to enter into Indemnification Agreements with all of its directors and officers, including all of the Named Executive Officers. The agreements provide for mandatory indemnification of the director or officer (the "indemnitee") against expenses (including attorney's fees), judgments, fines, penalties and settlement amounts to the fullest extent permitted by law, subject to certain specified limitations and subject to the indemnitee meeting the applicable standard of conduct. To be entitled to indemnification in proceedings other than proceedings by or in the right of the Company, the indemnitee must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company. For criminal proceedings, the director or officer must have had no reasonable cause to believe that the conduct in question was unlawful and, if the director or officer is found guilty, a disinterested majority of the directors must find that (a) the indemnitee did not receive a pecuniary benefit to the detriment of the Company and, (b) under the circumstances, the indemnitee is entitled to indemnification. To be entitled to indemnification in proceedings by or in the right of the Company, the indemnitee must have acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of the Company and its shareholders, but no such indemnification may be made if the indemnitee is adjudged liable for negligence or misconduct in the performance of his or her duties unless and to the extent that the court in which the proceeding was pending finds the indemnitee to be fairly and reasonably entitled to indemnity. The Indemnification Agreements also provide that the Company will use its best efforts to maintain in force directors' and officers' liability insurance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC"), and with the Company, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based upon the information supplied to it by such persons, the Company is required to report in this Proxy Statement any known failure to file these reports within the specified period. To the knowledge of the Company, based upon a review of the
Section 16(a) reports furnished to the Company and the written representations of the Company's officers and directors, all these filing requirements were satisfied by the Company's directors and executive officers for fiscal year 1999 with the exception of Mr. Adams. Under the 1996 Nonemployee Director Stock Option Plan, as amended, Mr. Adams' options under this Plan expired on January 1, 1999, the date two (2) years after he became an employee of the Company and thus no longer a Nonemployee Director. When Mr. Adams was made aware of this matter, the required report was filed.

STANDING BOARD COMMITTEES

                  During 1999, the standing committees of the Board of Directors consisted of the Audit, Compensation, Executive, and Nominating Committees.

                  The AUDIT COMMITTEE met four times during 1999. The responsibilities of the Audit Committee include recommending to the Board the selection of the Company's independent auditor and reviewing the Company's internal accounting controls. The Audit Committee is authorized to conduct such reviews and examinations as it deems necessary or desirable with respect to the Company's accounting and internal control practices and policies and the relationship between the Company and its independent auditors.

                  The COMPENSATION COMMITTEE met four times during 1999. The Compensation Committee focuses on executive compensation, the administration of the Company's stock option and stock purchase plans and the granting of discretionary bonuses.

                  The EXECUTIVE COMMITTEE met four times during 1999. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings.

                  The NOMINATING COMMITTEE recommends to the Board of Directors candidates for election to directorships at annual meetings of shareholders. The Nominating Committee met once during 1999, to present its slate of directors to the Board for recommendation to shareholders. AIP, AFA, IAM and ALPA collectively currently have the right under the Company's Bylaws to identify nine of the eleven (11) nominees for directors. The other two directors, Mr. Cole as the outside director and Mr. Casey as the Company director, did not change during 1999 and are nominated for reelection at the Annual Meeting. The Nominating Committee will consider nominees for director recommended by shareholders of the Company, subject to the applicable provisions of the Company's Bylaws described above. To make such a recommendation for consideration in connection with the 2001 Annual Meeting, a shareholder should submit the name of the proposed nominee and the proposed nominee's business background to the Corporate Secretary, at the principal executive office of the Company noted herein, by no later than January 10, 2001.

                                  1999 STANDING BOARD COMMITTEE MEMBERSHIP ROSTER

           -------------------------------------------------------------------------------
                    DIRECTOR          AUDIT    COMPENSATION     EXECUTIVE    NOMINATING
           -------------------------------------------------------------------------------
           Adams, John W.                                           X*
           -------------------------------------------------------------------------------
           Casey, Paul J.                                           X
           -------------------------------------------------------------------------------
           Cole, Todd G.                X
           -------------------------------------------------------------------------------
           Coo, Robert G.               X*                                       X*
           -------------------------------------------------------------------------------
           Hoar, Joseph P.                                          X
           -------------------------------------------------------------------------------
           Morella, Reno F.                                         X
           -------------------------------------------------------------------------------
           Pasmas, Arthur J.                         X*                          X
           -------------------------------------------------------------------------------
           Poomaihealani, Samson                     X
           -------------------------------------------------------------------------------
           Safady, Edward Z.                                        X
           -------------------------------------------------------------------------------
           Soper, Sharon L.                                                      X
           -------------------------------------------------------------------------------
           Trzanowski, Thomas J.        X            X
           -------------------------------------------------------------------------------

*Chairperson

                             EXECUTIVE COMPENSATION

                  The following Summary Compensation Table sets forth certain information regarding compensation paid for the last three fiscal years to the Company's "Named Executive Officers",(1) who are the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in the 1999 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                                 Long Term
                                                              Annual Compensation                               Compensation
                                         ------------------------------------------------------------------    --------------
                                                                                                                 Shares of
                                                                                                                Common Stock
        Name and Principal                              Salary           Bonus            Other Annual           Underlying
             Position                    Year             ($)             ($)         Compensation ($)(2)        Options (#)
------------------------------------  ----------    --------------    ------------  -----------------------     ------------

John W. Adams                            1999          200,000                --                   --                  --
Chairman of the Board                    1998          200,000                --                   --              25,000
                                         1997          200,000                --                   --                  --

Paul J. Casey                            1999          316,666           80,000                12,364(3)               --
President and CEO                        1998          300,000             --                      --             300,000
                                         1997          214,773(4)        70,000                    --             150,000

John L. Garibaldi                        1999          239,999           40,000                    --                  --
Executive Vice President                 1998          230,000             --                      --             200,000
  and Chief Financial Officer            1997          230,000             --                      --                  --

John B. Happ                             1999          220,000           35,000                    --                  --
Senior Vice President -                  1998          210,000            --                   50,000(5)          150,000
  Marketing and Sales                    1997            8,750(4)         --                       --                  --

Edward W. Pinion                         1999           98,958(4)       112,500(6)                 --              50,000
Vice President - Purchasing              1998               --            --                       --                  --
                                         1997               --            --                       --                  --


(1) Michael R. Schwab served, through an executive contract with Strand Associates, Inc., in the role of a senior vice president-operations from March 15, 1999 until November 15, 1999. Mr. Schwab was not an employee of the Company and did not receive a salary from the Company. Strand Associates, Inc. paid Mr. Schwab $238,000 for his services under this contract.

(2) The Company provides various perquisites to its executives. The value of such perquisites was in each case less than 10% of the Named Executive Officer's total salary and bonus.

(3) On March 31, 1998, the Company made a loan of $28,500 to Mr. Casey. On March 31, 1999, $10,000 of that loan plus interest thereon was forgiven. See "Certain Transactions" below.

(4) These salaries represent the amounts earned by the Named Executive Officer when the Named Executive Officer was employed by the Company for less than an entire calendar year. Mr. Casey's reported compensation for 1997 is for the period beginning April 14, 1997 through December 31, 1997. Mr. Happ's reported compensation for 1997 is for the period beginning December 15, 1997 through December 31, 1997. Mr. Pinion's reported compensation for 1999 is for the period beginning March 1, 1999 through December 31, 1999.

(5) Pursuant to his employment agreement, Mr. Happ was provided moving and relocation expenses of $50,000, which were incurred in 1998.

(6) Pursuant to his employment agreement, Mr. Pinion may earn an annual bonus based on a fixed percentage of savings in excess of $1,000,000 up to a maximum savings of $4,000,000 in a 12-month period which are generated through jet fuel purchases.

OPTION GRANTS

                  During fiscal year 1999, the only options granted to a Named Executive Officer pursuant to the 1996 Stock Incentive Plan as Amended were those granted to Mr. Pinion as set forth below. During 1999, no options were granted pursuant to the 1994 Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)


Individual Grants
                           Number of                                                   Potential Realizable Value at
                           Shares of      % of Total                                   Assumed Annual Rates of Stock
                            Common         Options                                     Price Appreciation for Option
                            Stock         Granted to                                               Term(3)
                          Underlying     Employees in     Exercise
                           Options          Fiscal          Price      Expiration            5% ($)        10%($)
         Name             Granted (#)        Year          ($/Sh)         Date
-----------------------  ------------   --------------   ----------   ------------    ------------------------------
Edward W. Pinion            50,000(2)         33            $2.50       3/1/2009             78,612       199,218


---------------

(1) Options were granted to three officers upon joining the Company during 1999, two of whom were not Named Executive Officers. These option grants are discussed in the Compensation Committee Report.

(2) Options granted on March 1, 1999; 25% vesting on each of the next four anniversaries of the grant date and expiring ten (10) years from the grant date.

(3) There can be no assurance that the actual stock price will appreciate at the assumed 5% and 10% levels or at any other level.

OPTION EXERCISES AND OPTION VALUES

                  The following table sets forth the (i) aggregated options exercised in the last fiscal year and (ii) 1999 fiscal year-end option value for each of the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR ("FY"), AND FY-END OPTION VALUE

                                                               Number of Securities        Value of Unexercised In-the-Money
                                                              Underlying Unexercised                  Options at
                                                              Options at FY-End (#)                 FY-End ($)(1)
                                                           ----------------------------    ---------------------------------
                                Shares
                             Acquired on        Value
                              Exercise         Realized
          Name                   (#)              ($)       Exercisable    Unexercisable      Exercisable      Unexercisable
-----------------------    ---------------    ----------    -----------    -------------     -------------    ---------------
John W. Adams                    --               --          25,000              --               --               --
Paul J. Casey                    --               --         300,000           150,000             --               --
John L. Garibaldi                --               --         184,000           116,000             --               --
John B. Happ                     --               --          75,000            75,000             --               --
Edward W. Pinion                 --               --          12,500            37,500             --               --

------------------------------

(1) The market price per share on 12/31/99 was less than the exercise price.

EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

                  The Company has entered into employment contracts with each of the Named Executive Officers other than Mr. Adams. Except as described below, the agreements for the Named Executive Officers, as amended to date, have substantially the same terms.

                  Each of the agreements specifies the officer's title and general duties and provides for a specified term of employment, which term varies as set forth in the table below and rolls forward on a monthly basis-- i.e., on the first day of each month, the term of the agreement is extended for an additional month unless either party has given written notice to the other party that it does not wish the term to be extended. Each agreement sets forth (a) the officer's base salary (which is subject to annual review and may be increased in the sole discretion of the Board of Directors),
(b) the amount of any "signing bonus" or other special benefits, (c) the eligibility of the officer to receive annual performance bonuses in the sole discretion of the Compensation Committee and/or Board of Directors, (d) the right of the officer to participate in fringe benefit programs and benefit plans (such as stock option, pension, disability and life insurance and medical coverages) in accordance with the terms of those programs and benefits, (e) the right of the officer, and the officer's spouse and dependents, to travel benefits on Company flights, (f) the right to be included in the Company's executive long-term disability insurance plan,
(g) the right to be reimbursed for business expenses in accordance with Company policies, (h) the right to receive an automobile allowance and reimbursement for club dues (which rights vary among the four Named Executive Officers with employment contracts) and (i) the obligations of the officer to maintain the confidentiality of the Company's information and to observe certain noncompetition requirements. Effective May 1, 1999, the employment agreements for certain of the executive officers were amended to increase the base salaries as follows: Mr. Casey--$25,000 to $325,000 annually, Mr. Garibaldi-- $15,000 to $245,000 annually, Mr. Happ--$15,000 to $225,000 annually.
Mr. Pinion's agreement provides for an annual bonus based on a fixed percentage of savings in excess of $1,000,000 up to a maximum savings of $4,000,000 in a 12-month period which are generated through jet fuel purchases.

                  Certain of the contractual provisions that vary in the employment contracts of the four Named Executive Officers are shown in the following table:

                                     EFFECTIVE                                                       OTHER
                                       DATE            BASE            INITIAL                      SPECIAL
NAMED EXECUTIVE OFFICER             OF CONTRACT       SALARY          BONUS ($)        TERM        FEATURES
-----------------------             -----------       ------          ---------        ----        --------
Paul J. Casey                       4/14/97          $325,000*         $70,000       36 months        (1)
John L. Garibaldi                   5/1/96           $245,000*         $30,000       24 months        (2)
John B. Happ                        12/15/97         $225,000*            --         18 months       $50,000 (3)
Edward W. Pinion                    3/1/99           $125,000             --         12 months        --(4)

*(effective 5/1/99)

                  There are also certain differences in the termination provisions in the employment agreements of the Named Executive Officers. All of the agreements provide for termination (a) immediately upon the officer's death, (b) at the Company's election, if the officer is unable to perform his duties as a result of a medical or physical incapacity for 120 days in any consecutive 7-month period
-------------------------------
(1) Mr. Casey's employment contract required the grant as of February 28, 1997 of options to purchase 150,000 shares under the Company's 1996 Stock Incentive Plan, As Amended at an exercise price equal to the closing price of the Company's stock on that date.
(2) Mr. Garibaldi's employment contract required the grant of options to purchase 100,000 shares under the Company's 1996 Stock Incentive Plan,
    As Amended with the exercise price, vesting and other terms to be set at the time of the grant.
(3) Relocation and moving allowance incurred in 1998.
(4) See discussion of Mr. Pinion's annual incentive bonus above.

("Disability"), (c) at any time by the Company for "Cause" (as defined in the agreements) and (d) at any time by the Company without cause. In addition, the employment agreements with Mr. Casey and Mr. Garibaldi provide that they may be terminated upon the officer's retirement or by the officer for "good reason" (which includes certain transactions that involve changes in control, a material change in the officer's duties, a material breach by the Company of the agreement, the failure by the Company to provide incentive compensation and benefit plans comparable to those in effect at the time the agreement was entered into and the relocation of the Company's principal executive offices outside the Honolulu area). If the officer's employment is terminated by death or by reason of disability, the officer (or his or her beneficiaries) is entitled to benefits in accordance with the Company's retirement, insurance and other programs and plans then in effect. If the officer's employment is terminated (a) by act of the Company other than for cause, (b) in the case of Mr. Happ and Mr. Pinion, at the end of the Term without the Company offering to renew the contract on the same terms and conditions or (c) in the case of Mr. Casey and Mr. Garibaldi, by such officer for good reason, then such officer is entitled to receive:

         - any base salary accrued but unpaid prior to the termination date,
         - the continued payment of the officer's base salary and fringe benefits for a period after the termination date that is equal to the term of the officer's employment agreement (i.e., 36 months for Mr. Casey, 24 months for Mr. Garibaldi and 18 months for Mr. Happ, and 12 months for Mr. Pinion), and
         - in the case of Mr. Casey and Mr. Garibaldi, full vesting of all rights to benefits (such as stock options) granted to such officer (which rights remain exercisable for one year after the termination date).

Finally, the agreements provide that an officer terminated for cause is not entitled to continuation of such officer's base salary or other benefits after the termination date.

CERTAIN TRANSACTIONS

                  In connection with the Company's Rights Offering to its shareholders in September 1996 (the "RIGHTS OFFERING"), the Company granted options to certain persons who held options under the Company's 1994 Stock Option Plan, As Amended and to the Company's Chief Operating Officer. These new options had substantially the same terms as the rights issued to shareholders in the Rights Offering, thereby enabling the option holders to participate in the Rights Offering on the same basis as the shareholders. Under the terms of these new options, certain executive officers of the Company exercised the options and paid the Company the exercise price of the options in the form of a promissory note (the "NOTE"). These executive officers also pledged their shares to the Company as security for the Note. In the fall of 1997, the Notes were amended to allow partial payment of principal and interest upon the sale of a portion of the shares pledged as security. Each Note, including accrued interest, is due and payable in full on the earlier of the date the executive officer sells or disposes of all of the shares or on FEBRUARY 2, 2005. Interest accrues on the Notes at a variable rate equal to the PRIME RATE as reported in THE WALL STREET JOURNAL. As of the Record Date, the following executive officers were indebted to the Company under this arrangement for the following amounts, which include principal and interest:

              John L. Garibaldi                         $249,778

              Clarence K. Lyman                         $217,198

Such amount was the largest aggregate amount of indebtedness outstanding at any time since September 1996 for each of these executive officers.

                  On March 31, 1998, pursuant to a resolution approved by the Compensation Committee on February 27, 1998, the Company made a loan of $28,500 to Mr. Casey, evidenced by a promissory note. The note bears interest at the prime rate as reported in the Wall Street Journal and, so long as Mr. Casey remains employed with the Company, will be forgiven in the amount of $10,000 plus accrued interest on each of the first and second anniversary of the loan, with the balance of principal and interest forgiven on the third anniversary of the loan. As of March 31, 2000, $20,000 of the principal amount of the note plus accrued interest until that date had been forgiven.

                          COMPENSATION COMMITTEE REPORT

                  The Compensation Committee of the Board of Directors is charged with making compensation recommendations to the full Board of Directors for the Company's executive officers at the vice president level and above along with recommendations for bonuses, deferred compensation and stock option plans. The Compensation Committee also has authority to grant awards under and administers the 1994 Stock Option Plan, as Amended and the 1996 Stock Incentive Plan, As Amended.

                  By Board resolution passed on August 28, 1998 in conjunction with an amendment of the Company's Bylaws which authorized such delegation, the Board of Directors (a) delegated to the Compensation Committee the authority to set compensation for the President and Chief Executive Officer, all Executive and Senior Vice Presidents and the Corporate Secretary, subject to periodic review by the Board and (b) delegated to the President and Chief Executive Officer the authority to retain, terminate and set compensation for all other vice presidents and all subordinate officers and agents of the Company, subject to periodic review by the Compensation Committee and the Board.

                  As described in this Proxy Statement under the caption "Employment Contracts; Termination of Employment and Change-in-Control Arrangements," the Named Executive Officers except for Mr. Adams have employment contracts which set forth their base salaries and other compensation arrangements and provide that their compensation levels are subject to annual review and possible increases in the sole discretion of the Board of Directors.

                  On April 30, 1999, the Compensation Committee met with the Chairman of the Board to review the financial performance of the Company during 1998 and to review compensation/bonus programs for executive management. Based on the Company's profitability during 1998 and the Company's distribution of profit sharing to all employees, the Committee approved and adopted the following compensation increases (effective May 1, 1999) and 1998 bonus awards for the Company's executive and senior vice presidents.

             --------------------------------- --------------- ------------------- ------------------
             Executive Officers                   Increase          New Base          1998 Bonus
             --------------------------------- --------------- ------------------- ------------------
             Mr. Casey                            $25,000           $325,000            $80,000
             --------------------------------- --------------- ------------------- ------------------
             Mr. Garibaldi                        $15,000           $245,000            $40,000
             --------------------------------- --------------- ------------------- ------------------
             Mr. Happ                             $15,000           $225,000            $35,000
             --------------------------------- --------------- ------------------- ------------------
             Ms. Ruthann S. Yamanaka               $5,000           $155,000            $20,000
             --------------------------------- --------------- ------------------- ------------------

In addition, an aggregate sum of $75,000 was authorized for distribution as 1998 bonuses to the Company's vice presidents in amounts determined by the President and Chief Executive Officer.

                  On April 30, 1999, the Compensation Committee approved the grant of options to purchase 50,000 shares of common stock each to the Vice President-Purchasing (at an exercise price equal to the fair market value on March 1, 1999) and to the Vice President-Maintenance and Engineering (at an exercise price equal to the fair market value on April 26, 1999), 25% of which options for each would vest on each of the next four anniversary dates of said grant and which options would expire on the tenth anniversary of said grant.

                  On October 30, 1999, the Compensation Committee reviewed the background and credentials of Robert W. Zoller, Jr., for the position of Executive Vice President - Operations and Service. After meeting with Mr. Casey and Mr. Zoller, the Committee recommended to the Board, and the Board approved, retaining Mr. Zoller for a base salary of $230,000 pursuant to a rolling 12-month contract which will increase to a rolling 24-month contract after two years. In addition, Mr. Zoller was granted options to purchase 100,000 shares of common stock at an exercise price equal to the fair market value on December 1, 1999, 25% of which options would vest on each of the next four anniversary dates of said grant and which options would expire on the tenth anniversary of said grant.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                          ARTHUR J. PASMAS, CHAIRPERSON
                              SAMSON POOMAIHEALANI
                              THOMAS J. TRZANOWSKI

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference, nor shall it be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  No member of the Company's Board of Directors or other person, other than the members of the Compensation Committee identified above (see "Certain Matters Involving Directors and Executive Officers Standing Board Committees), served on the Compensation Committee during the 1999 fiscal year. No member of the Company's Compensation Committee is (or was during the 1999 fiscal year) a current or former officer or employee of the Company and no executive officer of the Company is (or was during the 1999 fiscal year) a member of the board or compensation (or equivalent) committee of any corporation of which a member of the Company's Compensation Committee is (or was during the 1999 fiscal year) an executive officer.

                             STOCK PERFORMANCE GRAPH

                  The following graph compares cumulative total return of the Company, the S&P 500 Index and the Company's selected Peer Issuer Index from June 21, 1995, the first day of trading of the Company's Common Stock on the American Stock Exchange, to December 31, 1999. The Peer Issuers the Company has selected are AirTran Holdings Inc. (formerly Valujet Inc.), Alaska Airgroup Inc., America West Holding Corporation, Amtran, Inc., Atlantic Coast Airlines, Inc., Comair Holdings Inc., Great Lakes Aviation Ltd., Mesa Air Group, Inc. and Southwest Airlines. The S&P 500 Index and the Company's selected Peer Issuer Index for the month of June 1995 have been prorated to arrive at the beginning index used in this graph. The comparison assumes $100 was invested on June 21, 1995 in the Common Stock and each of the foregoing indices and assumes reinvestment of dividends before consideration of income taxes. [The Company has paid no dividends on its Common Stock.]

                                                     Cumulative Total Return
                                    ----------------------------------------------------------
                                    6/21/1995    12/95     12/96     12/97     12/98     12/99
HAWAIIAN AIRLINES, INC.               100.00     61.67     90.00    101.67     86.67     56.67
PEER GROUP                            100.00    108.51     93.34    141.41    188.92    195.51
S & P 500                             100.00    114.61    140.93    187.95    241.66    292.51

                  The stock performance depicted in the graph above is not to be relied upon as indicative of future performance. The Stock Performance Graph shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference, nor shall it be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

                  The Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of KPMG LLP, which was dismissed, effective September 28, 1999. The Audit Committee of the Company recommended and approved, and the Board of Directors of the Company approved, the decision to change accountants.

                  The reports of KPMG LLP on the Company's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and 1997, and in any subsequent interim period, there were no "disagreements," as defined in Item 304(a)(1)(iv) of Regulation S-K, with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its report. During the two fiscal years ended December 31, 1998 and 1997 and any subsequent interim period, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

                  Prior to its engagement as the Company's independent accountant, Ernst & Young LLP had not been consulted by the Company (or someone on its behalf) regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, with a written report or oral advice provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or a reportable event (as such terms are defined as specified above).

                  The Company has provided KPMG LLP with the above statements and KPMG LLP has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with such statements, except that it was not in a position to agree or disagree with the Company's statements that the change was recommended and approved by the audit committee of the Company's board of directors and approved by the board of directors, nor that Ernst & Young LLP was not engaged regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

                  A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

                  Shareholder proposals which comply with SEC regulations may be included in the Company's proxy materials. To be considered for inclusion in the Company's proxy materials for the Company's 2001 Annual Meeting, a shareholder proposal must be received by the Corporate Secretary of the Company at its principal offices at 3375 Koapaka Street, Suite G-350, Honolulu, Hawaii 96819 on or before January 10, 2001. See also the discussion of the Company's advance-notice Bylaw provision under "Other Matters."

                                  ANNUAL REPORT

                  This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999. The Annual Report, which contains financial and other information regarding the Company, is not incorporated in the Proxy Statement and is not to be deemed a part of the Company's proxy soliciting material.

                                  OTHER MATTERS

                  Except for the matters referred to in the accompanying Notice of Annual Meeting, the Board of Directors does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the Annual Meeting that is a proper subject for action by the shareholders. Under the Company's Bylaws, a shareholder may not present any proposed business at an annual meeting unless the shareholder shall have given written notice of the proposed business not more than 60 nor less than 30 days before the meeting, which in the case of the Annual Meeting would be by May 30, 2000. As of the date of this Proxy Statement, no such notice had been received by the Company. If any other matters should properly come before the Annual Meeting or any postponements or adjournments thereof, votes will be cast pursuant to the authority granted by the enclosed Proxy in the discretion of the Proxy Holders.

                  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN YOUR PROXY PROMPTLY BY MAIL IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE AS INSTRUCTED THEREON.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           LYN FLANIGAN ANZAI
                                           VICE PRESIDENT, GENERAL COUNSEL
                                           AND CORPORATE SECRETARY

Honolulu, Hawaii
May 10, 2000


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.     Please mark
                                                              your votes as  /X/
                                                               indicated in
                                                               this example

1. Election of Directors.              Election of the following nominees as directors: 01 John W. Adams, 02 Paul J. Casey, 03 Todd
                                       G. Cole, 04 Robert G. Coo, 05 Joseph P. Hoar, 06 Reno F. Morella, 07 Arthur J. Pasmas, 08
    FOR all        WITHHOLD            Samson Poomaihealani, 09 Edward Z. Safady, 10 Sharon L. Soper and 11 Thomas J. Trzanowski
    nominees       AUTHORITY
    listed to     to vote for          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
    the right     all nominees         SPACE PROVIDED BELOW.)
   (except as       listed to
    marked to       the right          ---------------------------------------------------------------------------------------------
   the contrary)
      / /             / /


                                   IMPORTANT: PLEASE SIGN YOUR NAME OR NAMES
                                   EXACTLY AS STENCILED ON THIS PROXY. WHEN
                                   SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                   TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE
                                   AS SUCH. IF SHARES ARE HELD JOINTLY, EACH
                                   HOLDER SHOULD SIGN.

                                   SIGNATURE _________________________________

                                   SIGNATURE _________________________________

                                   DATE __________________________________, 2000


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:
       1. TO VOTE BY PHONE: CALL TOLL-FREE 1-800-840-1208 ON A TOUCH TONE
                     TELEPHONE 24 hours a day-7 days a week
    THERE IS NO CHARGE TO YOU FOR THIS CALL. - HAVE YOUR PROXY CARD IN HAND.
    YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED IN THE BOX
                  IN THE LOWER RIGHT HAND CORNER OF THIS FORM

OPTION 1: To vote as the board of directors recommends on ALL proposals, press 1

                   When asked, please confirm by Pressing 1.

OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions:

Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

                   When asked, please confirm by Pressing 1.

                                       OR

2. TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR Proxy Card.

                             THANK YOU FOR VOTING.


P                           HAWAIIAN AIRLINES, INC.
R
O         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X                            FOR THE JUNE 30, 2000
Y                        ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Paul J. Casey, John L.
Garibaldi, Clarence K. Lyman and Lyn F. Anzai, and each or any of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common
Stock, $.01 par value, of Hawaiian Airlines, Inc. (the "Company") held of record by the undersigned on April 24, 2000, at the 2000 Annual Meeting of Shareholders of the Company to be held on June 30, 2000 at the Royal Hawaiian Hotel, 2259
Kalakaua Avenue, Honolulu, Hawaii, in the Regency Room at 10:00 a.m., Hawaii standard time, and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy
Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the Company.

     THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL
BE VOTED FOR THE ELECTION OF DIRECTORS AND IN THE DISCRETION OF THE PROXY
HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND
     RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                            HAWAIIAN AIRLINES, INC.

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Mark, date, sign and return this proxy as indicated on the reverse side and returning it in the enclosed envelope.

                                       OR

2. Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
